UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549


                               FORM 8-K

                            CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of
                  The Securities Exchange Act of 1934


 Date of report (Date of earliest event reported):  September 15, 2004


                    ------------------------------


                       LASALLE HOTEL PROPERTIES
        (Exact name of registrant as specified in its charter)


                    ------------------------------


   Maryland                     1-14045             36-4219376
----------------           -----------------     ------------------
(State or other            (Commission File      (IRS Employer
jurisdiction of                 Number)          Identification No.)
incorporation or
organization)


                         4800 Montgomery Lane
                               Suite M25
                       Bethesda, Maryland 20814
               ----------------------------------------
               (Address of principal executive offices)


  Registrant's telephone number, including area code:  (301) 941-1500


                            Not Applicable
     -------------------------------------------------------------
     (Former name or former address, if changed since last report)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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


ITEM 7.01.  REGULATION FD DISCLOSURE

     On September 15, 2004 LaSalle Hotel Properties issued a press release announcing the sale of the 299-room Omaha Marriott for $28.5 million. A copy of the press release is filed as an exhibit to this report and is incorporated by reference herein.



ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

     (c)   Exhibits

           The following exhibit is included with this Report:

           Exhibit 99.1 Press release dated September 15, 2004 issued by LaSalle Hotel Properties.






     NOTE: The information in this report (including the exhibit) is furnished pursuant to Item 7.01 and shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This report will not be deemed an admission as to the materiality of any information contained herein that is required to be disclosed solely by regulation FD.









































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                              SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  LASALLE HOTEL PROPERTIES




Dated:   September 15, 2004       BY:  /s/ HANS S. WEGER
                                       ------------------------------
                                       HANS S. WEGER
                                       Executive Vice President,
                                       Treasurer and
                                       Chief Financial Officer


















































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


                             EXHIBIT INDEX
                             -------------


EXHIBIT
NUMBER     DESCRIPTION
-------    -----------

 99.1      Press release dated September 15, 2004 issued by
           LaSalle Hotel Properties.




























































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